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                                                                   EXHIBIT 99.01

05/99                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5

      Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 1999, and with respect to the performance of the Trust during the month of May, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1)  The total amount of the distribution
          to Class A Certificateholders, per $1,000
          original certificate principal amount                   $   87.4517382

          (2)  The amount of the distribution set
          forth in paragraph 1 above in respect of
          interest on the Class A Certificates, per
          $1,000 original certificate principal amount            $    4.1184028
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          (3)  The amount of the distribution set forth
          in paragraph 1 above in respect of principal
          of the Class A  Certificates, per $1,000
          original certificate principal amount                   $   83.3333354

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class A Investor Charge Offs         $    0.0000000

          (2)  The amount of Class A Investor Charge Offs
          set forth in paragraph 1 above, per $1,000
          original certificate principal amount                   $    0.0000000

          (3)  The total amount reimbursed in respect
          of Class A Investor Charge Offs                         $    0.0000000

          (4)  The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount                                        $    0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the Class
          A Certificates exceeds the Class A Invested
          Amount after giving effect to all
          transactions on such Distribution Date                  $    0.0000000

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution
          to Class B Certificatedholders, per $1,000
          original certificate principal amount                   $    4.2875693

          (2)  The amount of the distribution set
          forth in paragraph 1 above in respect of
          interest on the Class B Certificates, per
          $1,000 original cerificate principal amount             $    4.2875693
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05/99                                                                     Page 3

          (3)  The amount of the distribution set forth
          in paragraph 1 above in respect of principal
          on the Class B  Certificates, per $1,000 original
          cerificate principal amount                             $    0.0000000

     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class B Investor Charge Offs         $    0.0000000

          (2)  The amount of Class B Investor Charge Offs
          set forth in paragraph 1 above, per $1,000
          original certificate principal amount                   $    0.0000000

          (3)  The total amount reimbursed in
          respect of Class B Investor Charge Offs                 $    0.0000000

          (4)  The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount                                        $    0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the Class B
          Certificates exceeds the Class B Invested
          Amount after giving effect to all transactions
          on such Distribution Date                               $    0.0000000


                            First USA Bank NA,
                            as Servicer

                            By  /s/ TRACIE KLEIN
                                ---------------------------------
                                    Tracie H. Klein
                                    First Vice President